EXHIBIT 99.2

Certification of Periodic Financial Reports

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of Horizon PCS, Inc. for the quarterly period ended March 31, 2003 as filed May 14, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Horizon PCS, Inc.



Date: May 14, 2003                  /s/ Peter M. Holland
                                    --------------------------------------------
                                    Peter M. Holland,
                                    Chief Financial Officer of Horizon PCS, Inc.





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